Group Variable Universal Life Insurance
The Prudential Variable Contract Account GI-2
The Prudential Insurance Company of America

Supplement dated August 28, 2015
to
the Prospectus dated May 1, 2015
for
Group Variable Universal Life Insurance Contracts

This Supplement should be read and retained with the current Prospectus for your Group Variable Universal Life Insurance Certificate. This Supplement is intended to update certain information in the Prospectus for your Group Variable Universal Life Insurance Certificate. If you would like another copy of the current Prospectus, please contact us at (800) 562-9874.

We were notified of a problem with our affiliated Trusts' accounting agent's system on Monday, August 24, 2015.  Due to a system problem, the values of the units for certain Sub-accounts may reflect pricing and holdings as of a prior date and/or may not have been reported accurately.  Once the accurate unit prices of the Sub-accounts are received by us and verified by the Trusts' third-party accounting agent, we will correct all account values and transactions, as needed, to reflect the correct unit values.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

GVULSUP108